SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Parnassus Funds
(Name of Registrant as Specified in its Charter)

Parnassus Income Funds
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PRELIMINARY PROXY NOTICE, SUBJECT TO CHANGE,
 DATED DECEMBER 29, 2017

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
1 Market Street, Suite 1600
San Francisco, California 94105

Notice of Special Meeting of Shareholders
Of Parnassus Funds and Parnassus Income Funds
To be Held March 22, 2018

To Shareholders of Parnassus Funds and Parnassus Income Funds:

We invite you to attend a special meeting of shareholders of Parnassus Funds (the “Parnassus Trust”) and Parnassus Income Funds (the “Income Trust”, together with the Parnassus Trust, the “Trusts”). The Parnassus Trust consists of four mutual funds: the Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund. The Income Trust consists of two mutual funds: the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). Each of the mutual funds referenced above is referred to herein as a “Fund”, and, collectively, they are referred to herein as the “Funds”.

The special meeting will be held on March 22, 2018, at 6:30 p.m., local time, at the Palace Hotel, 2 New Montgomery Street, San Francisco, CA 94105. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to elect four trustees; (2) a proposal to amend Section I of Article II of the Amended and Restated By-laws of the Trusts to remove the mandatory retirement age for independent trustees (instead the Funds will maintain the mandatory retirement age pursuant to a policy adopted and maintained by the Funds’ board of trustees, with the age for mandatory retirement set at age 72 (versus the current age of 70), subject to adjustment by the board); and (3) any other business that properly comes before the special meeting.

Before the special meeting, there will be a reception from 6:00 p.m. to 6:30 p.m., local time. Following the special meeting, portfolio managers will conduct a question and answer session. If you plan to attend the reception and special meeting, please RSVP by emailing Marie Lee at marie.lee@parnassus.com or by calling (415) 778-2607.

We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the Trusts in open meeting or by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date.

We look forward to seeing you at the special meeting.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Jerome L. Dodson Chairman of Parnassus Funds and Parnassus Income Funds
San Francisco, California
[●], 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 22, 2018

The Proxy Statement and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at [●].

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE,
 DATED DECEMBER 29, 2017

FREQUENTLY ASKED QUESTIONS

Q:	Why have I received this proxy statement?

Our trustees have sent you this proxy statement, starting around [●], 2018, to ask for your vote as a shareholder of the Funds.

Q:	What am I voting on?

You will vote on the following proposals if you owned shares of the Funds on the record date, January 2, 2018, of the special meeting.

Proposal No.	Description

1	Election of four trustees

2
Approval to remove the provision of the bylaws governing the mandatory retirement age for independent trustees (instead the Funds will maintain the mandatory retirement age pursuant to a policy adopted and maintained by the Funds’ board of trustees, with the age for mandatory retirement set at age 72 (versus the current age of 70), subject to adjustment by the board)

Our trustees are not aware of any other matter that will be presented to you at the special meeting.

Q:	How may I vote my shares?

By mail. You may vote by completing, dating and signing a proxy card and mailing it as soon as you can. The shares of shareholders who complete and properly sign a proxy card and return it before the special meeting will be voted as directed by such shareholder at the special meeting and any adjournments or postponements of the special meeting. The shares of a shareholder who properly signs and returns a proxy card, but does not specify how to vote, will be voted for the election of the nominees listed below and for removing the provision of the bylaws governing the mandatory retirement age for independent trustees, except that proxy cards returned by a broker to indicate a broker nonvote will not be so voted and will not constitute a vote “for” or “against” the proposals.

By telephone or via the Internet. Shareholders who hold their shares directly in their own names may vote by telephone or via the Internet by following the instructions supplied on the proxy card supplied by us. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record may also be able to vote their shares by telephone or via the Internet, as a large number of banks and brokerage firms are participating in programs that allow such methods of voting. If a shareholder’s bank or brokerage firm is participating in programs that allow voting by telephone or via the Internet, then such bank or brokerage firm will provide the shareholder with instructions for voting by telephone or via the Internet. If a shareholder votes by telephone or via the Internet, then such shareholder does not need to return the proxy card by mail.

In person. Written ballots will be available before the special meeting commences. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record must obtain a proxy, executed in such shareholder’s favor, from the record holder in order to vote their shares at the special meeting if they decide to attend in person. However, shareholders who send in their proxy cards and also attend the special meeting do not need to vote again unless they wish to revoke their proxy.

Telephone and Internet voting procedures, if available, are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded.

Q:	Who is entitled to vote?

If you owned shares of the Funds as of the close of business on the record date, January 2, 2018, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.
Q:	Do I need to attend the special meeting in order to vote?

No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:	How will proxies be solicited?

We will solicit proxies primarily by mail. In addition, certain of our officers and employees may solicit by telephone and personally. We will not pay these officers and employees specifically for soliciting proxies. The Funds will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, except for any solicitor’s fees and expenses. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. We reserve the right to retain a proxy solicitor to solicit proxies, in which case our investment adviser will pay the solicitor’s fees and expenses.

Q:	How many shares of the Funds’ stock are entitled to vote?

As of the January 2, 2018 record date, the number of shares of the Funds that were entitled to vote at the special meeting were [●] shares of the Parnassus Fund, [●] shares of the Parnassus Endeavor Fund, [●] shares of the Parnassus Mid Cap Fund, [●] shares of the Parnassus Asia Fund, [●] shares of the Parnassus Core Equity Fund, and [●] shares of the Parnassus Fixed Income Fund.

Q:	What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. If the special meeting is adjourned, then it will be reconvened at the same or some other place, to be announced at the meeting at which the adjournment is taken. At the adjourned special meeting, any business may be transacted that might have been transacted at the original special meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. Parnassus Investments will hold the question and answer session and reception at the Palace Hotel on March 22, 2018 even if the shareholder meeting is adjourned.

If the shareholders fail to elect one or more of the trustees, then the board of trustees will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include reducing the size of the board in such a manner that a majority of the trustees of the Funds consist of trustees previously elected by shareholders, or reproposing the election of any trustees who are not elected.

Q:	What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the election of trustees, a quorum is present with respect to the Funds if one-third of the shares entitled to be cast are present in person or by proxy.

Q:	What happens if I sign and return my proxy card but do not mark my vote?

Jerome L. Dodson and John V. Skidmore II, as proxies, will vote your shares to elect the nominees for trustee and to approve amending the bylaws to remove the mandatory retirement age for independent trustees.

Q:	May I revoke my proxy?

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Trusts in open meeting or in writing by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date. Presence at the special meeting by a shareholder who has signed a proxy does not itself revoke the proxy.

Q:	Who will count the votes?

A representative of [●] will tabulate the votes and John V. Skidmore II will act as inspector of election.

Q:	How can I obtain a copy of the annual report?

You may request a copy of the latest annual report and the latest semi-annual report for the Funds by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505, or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

Trustee Nominees. At the special meeting, shareholders are being asked to elect four trustees. Each trustee will hold office during the lifetime of the Funds until the election of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Funds’ charter documents.

Jeanie S. Joe, a member of the board of trustees, passed away in late March 2017 and on July 25, 2017, Kay Yun was appointed as a trustee. The Funds called the special meeting to have all of the trustees elected or re-elected, as the case may be, by shareholders.

All four of the nominees, Donald J. Boteler, Alecia A. DeCoudreaux, Kay Yun, and Jerome L. Dodson, are current trustees. Each nominee has consented to being named as a nominee and to serve if elected. As proxies, Jerome L. Dodson and John V. Skidmore II intend to vote for the election of all of the trustees’ nominees. Should the Funds lawfully identify or nominate substitute nominees before the special meeting, the Funds will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

Certain important information regarding each of the nominees (including their principal occupations for at least the last five years) is set forth below. The Funds form a “Fund Complex” as defined in the Investment Company Act of 1940.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are as of December 31, 2017). As reported above, Ms. Joe served as an independent trustee until she passed away in late March 2017.

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Donald J. Boteler, 69 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite Since May 2012 for Parnassus Income Funds and Parnassus Funds	Retired. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012. Trustee of FAM Funds since 2012.	FAM Funds	6

Alecia A. DeCoudreaux, 63 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Lead Independent Trustee	Indefinite Since December 2013 for Parnassus Income Funds and Parnassus Funds	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Vice President and Deputy General Counsel of Eli Lilly, a global pharmaceutical company, from 2010 to 2011. Vice President and General Counsel of Lilly U.S.A., a global pharmaceutical company, from 2005 to 2009.	CVS Health Corporation	6

Kay Yun, 54 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since July 2017 for Parnassus Income Funds and Parnassus Funds	Since 2011, a Partner and the Chief Financial Officer at Health Evolution Partners (“HEP”), a private investment management firm. HEP is affiliated with Health Evolution Management Co. LLC, a registered investment adviser that commenced operations in May 2007.	None	6

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Dodson is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Jerome L. Dodson, 74 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chairman of the Board, Chief Executive Officer and Trustee	Indefinite As Trustee, since 1992 for Parnassus Income Funds and since 1984 for Parnassus Funds As Chairman of the Board and Chief Executive Officer, since 2017	Prior to July 2017, President and Trustee of Parnassus Funds and Parnassus Income Funds since their inceptions; Director and Portfolio Manager of Parnassus Investments since 1984. President of Parnassus investments from 1984 to January 2017. CEO of Parnassus Investments since January 2017.	None	6

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)
Todd C. Ahlsten, 45 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001
Vice President and Chief Investment Officer of Parnassus Investments since 2008; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Benjamin E. Allen, 40 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President	Indefinite Since 2017
President and Chief Operating Officer of Parnassus Investments since January 2017. Vice President of Parnassus Investments from 2008 to January 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to July 2017.

Marc C. Mahon, 40 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since July 2017
Chief Financial Officer and Principal Accounting Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2007. Treasurer of Parnassus Income Funds and Parnassus Funds since 2007. Executive Vice President of Parnassus Income Funds and Parnassus Funds since July 2017.

John V. Skidmore II, 52 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2008.
Downey H. Blount, 47 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015
Chief Compliance Officer of Parnassus Funds Distributor since April 2015. Senior Compliance Officer of Parnassus Investments since January 2014. Project Manager of Parnassus Investments from June 2013 to December 2013. Homemaker from 2009 to June 2013.

Jerome L. Dodson has been a Trustee and Portfolio Manager of the Funds since the inception of the fund family. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a trustee. Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2012 and 2013, respectively, and Kay Yun was appointed as a Trustee on July 25, 2017. As reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee. The governing documents for the Trusts currently include a mandatory retirement age of 70 for independent trustees.

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee six portfolios (Funds) in the Fund Complex. Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. Jerome L. Dodson serves as the Chairman of the Board, and is the presiding officer at all meetings of the Boards of Trustees.

Jeanie S. Joe, a member of the Board of Trustees, passed away in late March 2017.  Jeanie S. Joe served as the Lead Independent Trustee.  Effective as of July 25, 2017, the independent trustees named Alecia A. DeCoudreaux as Lead Independent Trustee. The Lead Independent Trustee has responsibilities to coordinate the activities of the independent trustees, act as a liaison with the Trusts’ officers, legal counsel, and other Trustees between meetings, help to set board meeting agendas, and serve as chair during executive sessions of the independent trustees. The Trusts have determined that their leadership structure is appropriate because it has been in place since 2002, and, during that time, the Funds have generally delivered market or above market returns for their investors. Having a Lead Independent Trustee and a supermajority of independent trustees (75% of the board is comprised of independent trustees) allows the board and management to have proper alignment and dialogue on all matters within the authority of the board, including those related to risk oversight.

Trustee Compensation. For the fiscal year ended December 31, 2017, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $[●] in addition to reimbursement for certain out-of-pocket expenses. For the fiscal year ending December 31, 2018, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $[●], in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments to the Trustees who are not affiliated with the Adviser for the fiscal year ended December 31, 2017.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald J. Boteler	[●]	None	[●]
Alecia A. DeCoudreaux	[●]	None	[●]
Jeanie S. Joe(2)	[●]	None	[●]
Kay Yun	[●]	None	[●]

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

(2)	Jeanie S. Joe passed away in late March 2017.

Trustee Ownership of Funds. The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2017, which is also the valuation date.

Name	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	[●]	[●]	[●]	[●]	[●]	[●]	[●]

Independent Trustees
D. Boteler	[●]	[●]	[●]	[●]	[●]	[●]	[●]
A. DeCoudreaux	[●]	[●]	[●]	[●]	[●]	[●]	[●]
Kay Yun	[●]	[●]	[●]	[●]	[●]	[●]	[●]

Trustee Meetings and Committees. The board of trustees has a standing audit committee, but does not have a standing compensation committee or nominating committee (or other similar committees). The board of trustees believes that it is appropriate not to have a nominating committee because the board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the independent trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The audit committee is responsible for assisting the board of trustees in overseeing the Funds’ independent auditors, accounting policies and procedures, and other areas relating to the Funds’ auditing processes (including advising the board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The boards of trustees held four meetings in 2017. Each trustee attended at least 75% of the aggregate of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which the trustee served.

General Nominating Policies, Procedures and Processes. The board of trustees as a whole is responsible for identifying, evaluating and recommending nominees for trustee. However, the independent trustees of the board of trustees are responsible for selecting and nominating any independent trustees. While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal process for identifying and evaluating trustee candidates, in identifying and evaluating nominees for trustee, the board or the independent trustees, as the case may be, seek to ensure:

1. that the board of trustees possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2. that the board of trustees is comprised of trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Trusts.

The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the board of trustees or the independent trustees, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1. Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

2.  Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Trusts’ operations and interests.

3.  Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4.  Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Trusts. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5.  For audit committee members, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Trustee Nominees. The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal policy with regard to the consideration of any trustee candidates recommended by shareholders, but the board may consider recommendations that are submitted in accordance with the process described below. Because of the size of the board of trustees and the historical small turnover of its members, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) have determined that it is appropriate not to have such a policy at this time.

While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) are not required to consider candidates recommended by the Funds’ shareholders for election as trustees, the board of trustees in its discretion may consider such recommendations. Any shareholder that wishes to nominate a trustee candidate should submit complete information as to the identity and qualifications of the trustee candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a trustee nominee should be delivered to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105.

Shareholder Communications with Board of Trustees. Shareholders of the Funds may communicate with the board of trustees (or individual trustees serving on the board of trustees) by sending written communications, addressed to any trustee or to the board of trustees as a group, to Parnassus Funds, Attention: Trustees, at 1 Market Street, Suite 1600, San Francisco, California 94105, who will ensure that this communication (assuming it is properly marked care of the board of trustees or care of a specific trustee) is delivered to the board of trustees or the specified trustee, as the case may be.

Attendance of Trustees at Annual Meetings. The Funds do not hold annual meetings and therefore do not have a policy with regard to trustees’ attendance at such meetings.

Required Vote. Shareholders elect trustees by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as trustees. As a result, under a plurality voting standard in an uncontested election, each nominee is elected or reelected to the board of trustees so long as a single vote is cast in favor of his or her election.  Shareholders of the Parnassus Trust will vote only for the trustees of the Parnassus Trust and shareholders of the Income Trust will vote only for the trustees of the Income Trust. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of trustees.

Recommendation. The trustees recommend a vote “for” all the nominees.

PROPOSAL NO. 2:  APPROVAL OF REMOVAL OF MANDATORY RETIREMENT AGE

Discussion.  Currently, Section 1 of Article II of the Amended and Restated By-laws of the Trusts provides that “[n]o one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy (70).”  The trustees of the Trusts have approved and recommended that the shareholders of the Funds approve an amendment to remove this language from Section 1 of Article II of the Amended and Restated By-laws.  If approved, the board of trustees will adopt a separate policy providing for a mandatory retirement age of 72, instead of 70, subject to change by the board.  The mandatory retirement age assures that the board of trustees does not become entrenched and that each independent trustee is able to meet his/her responsibilities with the energy and innovative approach needed to serve the Funds’ shareholders, while balancing the benefit of having experienced members of the board who are deeply familiar with the Funds and their operations.  The trustees believe that a mandatory retirement age of 70 does not achieve these aims as effectively as a mandatory retirement age of 72, as it is clear that members of the board continue to have the energy and innovative approach needed to serve the Funds’ shareholders past the age of 70, and that the experience of such members is beneficial to proper oversight of the Funds.

In addition, it is clear that the mandatory retirement age will likely not remain static, as circumstances and the environment in which the Funds operate will continue to change and alter over time.  So, the trustees believe that it is important that the Funds have the flexibility in the future to adjust the retirement age up or down to address the changing circumstances, without the need for a shareholder vote, which can be costly both in terms of time and expense.  Thus, the trustees believe it is in the best interests of the Funds and their shareholders to remove the mandatory retirement age from the Amended and Restated By-laws, and instead have the board of trustees adopt and maintain a separate policy for the mandatory retirement age, which will permit the board to make future adjustments to the retirement age without shareholder approval.

The amendment of the Amended and Restated By-laws of the Parnassus Trust and the Income Trust to remove the mandatory retirement age for independent trustees requires the affirmative vote of a majority of the outstanding votes cast of the Parnassus Trust and the affirmative vote of a majority of the outstanding votes cast of the Income Trust.

Vote Required.  Assuming a quorum is present, the favorable vote of a majority of the outstanding votes cast of the Parnassus Trust and the favorable vote of a majority of the outstanding votes cast of the Income Trust is required to approve the amendment to the Amended and Restated By-laws of the Parnassus Trust and the Income Trust, respectively, to remove the mandatory retirement age for independent trustees.  Abstentions and broker non-votes will not be counted as votes cast, but will be counted as votes present for purposes of determining whether or not one-third of the outstanding voting shares of the Parnassus Trust and one-third of the outstanding voting shares of the Income Trust are present or represented at the special meeting.  Assuming a quorum is present, the failure to vote (including the failure to vote by abstention or broker non-vote) will have no effect on the vote to approve the amendment to remove the mandatory retirement age.

If the shareholders of the Parnassus Trust approve the amendment to the Amended and Restated By-laws of the Parnassus Trust, but the shareholders of the Income Trust do not approve the amendment to the Amended and Restated By-laws of the Income Trust (or vice-versa), then the Amended and Restated By-laws of the Trusts will not be amended to remove the mandatory retirement age.  Only if the shareholders of the Parnassus Trust and the shareholders of the Income Trust Funds approve the amendment to the Amended and Restated By-laws of the Trusts, will the Amended and Restated By-laws be amended to remove the mandatory retirement age for independent trustees.

Recommendation.  Our board of trustees recommends a vote “for” approval to amend the Trusts’ Amended and Restated By-laws to remove the mandatory retirement age for independent trustees.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Ownership of Management. The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of December 31, 2017 by: (a) the named executive officer, Jerome L. Dodson, and each trustee and (b) the named executive officer and trustees as a group:

Parnassus Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Parnassus Endeavor Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Parnassus Mid Cap Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Parnassus Asia Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Parnassus Core Equity Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Parnassus Fixed Income Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Donald J. Boteler	[ ]	[ ]%
Alecia A. DeCoudreaux	[ ]	[ ]%
Kay Yun	[ ]	[ ]%
Jerome L. Dodson	[ ]	[ ]%
Named executive officers, trustees and nominees as a group (4 persons)	[ ]	[ ]%

[*	Less than 1%.]

Ownership of Principal Shareholders. As of December 31, 2017, the following tables set forth certain information regarding the beneficial ownership of shares of each of the Funds by each person or entity known by us to own beneficially more than 5% of the Fund in question:

Parnassus Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

Parnassus Endeavor Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

Parnassus Mid Cap Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

*	The shares owned by [ ] and [ ] were owned of record only.

Parnassus Asia Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

Parnassus Core Equity Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

Parnassus Fixed Income Fund

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
[ ]	[ ]*	[ ]%
[ ]	[ ]*	[ ]%

*	The shares owned by [ ] and [ ] were owned of record only.

AUDIT AND NON-AUDIT FEES

Independent Public Accountant. Deloitte & Touche LLP are the Funds’ current principal accountants, and were the principal accountants of the Funds for the fiscal year ended December 31, 2017. To our knowledge, representatives from Deloitte & Touche LLP will not be present at the special meeting and, therefore, they will not be available to respond to questions.

Audit Committee Pre-approval Policies and Procedures. The audit committee of the Trusts is required to pre-approve all audit services and permitted non-audit services provided by Deloitte & Touche LLP or any other independent public accountant engaged by the Trusts (the “Auditor”). The audit committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trusts (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trusts.

For each Trust there is an exception to the foregoing pre-approval requirement for non-audit services that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit (the “de minimis exception”). In addition, for each Trust there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Trust that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit.

The pre-approval policies and procedures of the audit committee of the Trusts for non-audit services are as follows: Explicit pre-approval by the audit committee chair shall be required for any individual non-audit engagement to be performed by the Auditor with estimated fees of $10,000 or less and the audit committee chair will report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full audit committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Trusts shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed.

Fees for Services to the Trusts. Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Trust fiscal years ended December 31, 2016 and 2017 were $[●] and $[●] respectively and the Income Trust fiscal years ended December 31, 2016 and 2017 were $[●] and $[●] respectively.

Audit-Related Fees. There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the Trusts’ financial statements and are not reported under “Audit Fees”. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the Adviser.

Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Trust fiscal years ended December 31, 2016 and 2017 were $[●] and $[●], respectively, and the Income Trust fiscal years ended December 31, 2016 and 2017 were $[●] and $[●] respectively.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported above.

Fees for Non-Audit Services to Service Affiliates. All (100%) of the non-audit services referenced in the table below were pre-approved by the audit committee to the extent required by applicable law, except for certain audit-related services pursuant to the de minimis exception described above for non-audit services provided to Service Affiliates. The audit committee has not considered whether the provision of the de minimis services to the Adviser is compatible with maintaining the independence of Deloitte & Touche LLP. The following table provides information on the aggregate fees billed by Deloitte & Touche LLP for non-audit services rendered to the Service Affiliates* for each of the last two fiscal years:

Fiscal Year Ended	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees	Totals
December 31, 2016	[●]	[●]	[●]	[●]
December 31, 2017	[●]	[●]	[●]	[●]

*	Parnassus Investments and Parnassus Funds Distributor are the Trusts’ only Service Affiliates. No fees were billed by Deloitte & Touche LLP to Parnassus Funds Distributor.
(1)	Includes aggregate fees billed for review of internal controls.
(2)	Includes aggregate fees billed for tax compliance, tax advice and tax planning.

Additional Information on Fees for Non-Audit Services to the Trusts and Service Affiliates. The following table provides the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Trusts and Parnassus Investments for each of the last two fiscal years. No fees were billed by Deloitte & Touche LLP to Parnassus Funds Distributor.

Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 12/31/2016	Fiscal Year Ended 12/31/2017
Parnassus Trust	[●]	[●]
Income Trust	[●]	[●]
Totals	[●]	[●]

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The investment adviser and administrator for the Funds is Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105. Jerome L. Dodson, Chairman of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of Parnassus Investments via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of Parnassus Investments.

The principal underwriter (or distributor) for the Funds is Parnassus Funds Distributor, 1 Market Street, Suite 1600, San Francisco, California 94105. Parnassus Funds Distributor is wholly owned by Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2017.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The trustees know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the Funds' latest annual report and the latest semi-annual report by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505 or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Jerome L. Dodson Chairman of Parnassus Funds and Parnassus Income Funds
San Francisco, California
[●], 2018

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED DECEMBER 29, 2017

PROXY CARD	PARNASSUS FUNDS	PROXY CARD
PARNASSUS INCOME FUNDS

Special Meeting of Shareholders to be held March 22, 2018

This proxy is solicited on behalf of the Board of Trustees of the Parnassus Fund and the Parnassus Income Funds

The undersigned, revoking prior proxies, hereby appoints Jerome L. Dodson and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Parnassus Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Asia Fund, each a series of the Parnassus Funds, and the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, each a series of Parnassus Income Funds (each of the mutual funds referenced above are referred to herein as the “Funds”) to be held at the Palace Hotel, 2 New Montgomery Street, San Francisco, CA 94105, on March 22, 2018, at 6:30 p.m., local time, or at any adjournment or postponement thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals. This proxy, when properly executed, will be voted as directed.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 22, 2018.  The Proxy Statement for this meeting and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at: [●].

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE	SEE REVERSE SIDE

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
[●]

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to	OR	Call toll-free
[●]		[●]

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

|X|	Please mark votes as in this example.

				FOR	AGAINST	ABSTAIN
The Board of Trustees recommends you vote FOR all the nominees listed: 1. Election of Trustees. Nominees: (01) Donald J. Boteler, (02) Alecia A. DeCoudreaux, (03) Kay Yun and (04) Jerome L. Dodson			The Board of Trustees recommends you vote FOR the following proposal: 2. Approval of removal of mandatory retirement age from the Amended and Restated By-laws	|_|	|_|	|_|

FOR ALL EXCEPT (see instruction below)	FOR ALL	WITHHOLD ALL
|_|	|_|	|_|	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		|_|

INSTRUCTION: To withhold authority to vote			MARK HERE IF YOU PLAN TO ATTEND THE RECEPTION
for any individual nominee(s), mark "FOR ALL			AND THE MEETING		|_|
EXCEPT" and write in the name(s) on the line below.

NOTE: Individual shareholders must sign exactly as their name appears at left. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:__________________________________	Date:__________	Signature:__________________________________	Date:__________